Exhibit 99.1

Higher One Holdings, Inc. Reports Second Quarter 2015 Financial Results

●	Consolidated gross revenue of $45.6 million

●	Payments revenue increases 9%

●	Data Analytics revenue increases 21%

New Haven, CT, August 6, 2015 – Higher One Holdings, Inc. (NYSE: ONE) (“Higher One” or the “Company”), today announced financial results for the second quarter of 2015. The Company reported second quarter 2015 gross revenue of $45.6 million compared to $45.5 million in the second quarter 2014. Non-GAAP adjusted diluted EPS was $0.05, compared to $0.05 for the second quarter of 2014.

Marc Sheinbaum, President and Chief Executive Officer, said, “I am pleased to see that our Payments and Data Analytics lines of business continue to grow as we work through a challenging operating environment for our Disbursements business. As we head into the fall semester and continue to monitor and plan for the various potential outcomes of the proposed regulations from the Department of Education, we remain focused on delivering the products and services for which our clients rely on us to provide.”

GAAP financial results for the second quarter of 2015 compared to the second quarter of 2014:

●	Gross revenue increased 0.2% to $45.6 million in the second quarter of 2015 compared to revenue of $45.5 million for the second quarter of 2014
●

The Company recorded breakeven net income for the second quarter of 2015, compared to a net loss of $3.8 million recorded for the second quarter of 2014. The net loss recorded in the second quarter of 2014 reflects an allowance for potential customer restitution of $8.75 million.

●	GAAP diluted EPS was breakeven for the second quarter of 2015, compared to a GAAP diluted loss per share of $0.08 for the second quarter of 2014

Non-GAAP financial results for the second quarter of 2015 compared to the second quarter of 2014:

●	Non-GAAP adjusted EBITDA was $8.0 million in the second quarter of 2015, compared to $7.2 million in the second quarter of 2014
●	Non-GAAP adjusted net income was $2.2 million for the second quarter of 2015, compared to $2.5 million for the second quarter of 2014
●	Non-GAAP adjusted diluted EPS was $0.05 for the second quarter of 2015, compared to $0.05 for the second quarter of 2014

In addition to consolidated financial information, the Company is providing select financial information for its three lines of business: Disbursements; Payments; and Data Analytics.

Business-line financial results for the second quarter of 2015 compared to the second quarter of 2014 (in thousands):

●

Disbursements revenue is comprised of both subscription fees for our Refund Management disbursement service as well as the transaction-based sources of interchange and service fees derived through the OneAccount.

Disbursements		2015	2014	% Change
	Gross Revenue	$25,525	$27,486	-7.1%
	Adjusted EBITDA	3,299	3,894	-15.3%
	Income from Operations	(1,449)	(7,099)	NM

●

Payments revenue is derived through our CASHNet and Campus Solutions products and consists of recurring subscription fees as well as transactional fees generated by payment plan enrollments and payment processing convenience fees.

Payments		2015	2014	% Change
	Gross Revenue	$15,835	$14,504	9.2%
	Adjusted EBITDA	3,189	2,183	46.1%
	Income from Operations	449	(248)	NM

●	Data Analytics revenue is derived through our Campus Labs products and is comprised mostly of subscription fees, accompanied by smaller one-time support and implementation fees.

Data Analytics		2015	2014	% Change
	Gross Revenue	$4,229	$3,487	21.3%
	Adjusted EBITDA	1,523	1,107	37.6%
	Income from Operations	553	482	14.7%

Conference Call Information

Higher One will host a conference call at 8:30 a.m. EDT today to discuss second quarter results. The dial in phone number is 866-499-3420 for domestic listeners and 678-562-4219 for international listeners. The conference ID number is 58611746. A live webcast of the conference call, together with a slide presentation that includes supplemental financial information and reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures can be accessed through Higher One’s investor relations website at http://www.ir.higherone.com. In addition, an archive of the webcast will be available for 90 days through the same link. A replay of the call will be available at 855-859-2056 for domestic listeners and 404-537-3406 for international listeners. Please use the passcode 58611746 to access the replay.

About Higher One Holdings

Higher One Holdings, Inc. (NYSE: ONE) partners with colleges and universities to lower their administrative costs and to improve graduation rates. We provide a broad array of payment, refund disbursement and data analytics and management tools to institutions that help them save money and enhance institutional effectiveness.  And for students, we offer financial literacy programs and convenient, flexible and affordable transaction options to help them manage their finances. Higher One’s products and services support more than 1,900 schools and approximately 13 million enrolled students. More information about Higher One can be found at www.ir.higherone.com.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.  Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature.  Forward-looking statements contained herein include, among others, statements concerning management’s expectations about future events and Higher One’s operating plans and performance, bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements speak only as of the date they are made, and the Company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this press release or to reflect the occurrence of any unanticipated events. The forward-looking statements in this press release do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. For further information regarding the risks associated with Higher One’s business, please refer to Higher One’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Use of Non-GAAP Financial Measures

This release includes certain metrics presented on a non-GAAP basis, including non-GAAP adjusted EBITDA, non-GAAP adjusted net income, and non-GAAP adjusted EPS. We believe that these non-GAAP measures, which exclude amortization of intangibles, stock-based compensation, and certain non-recurring, non-cash impacts and other adjustments to our results, all net of taxes, provide useful information regarding normalized trends relating to the company’s financial condition and results of operations. Reconciliations of each non-GAAP measure to its closest comparable GAAP measure are included in this press release.

Contacts

Investor Relations:	Patrick Pearson, 203-776-7776 x4421, ppearson@higherone.com

Media Relations:	Shoba Lemoine, 203-776-7776 x4503, slemoine@higherone.com

Higher One Holdings, Inc.

Condensed Consolidated Statements of Operations

(In thousands of dollars, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenue:
Account revenue	$24,341	$26,345	$61,869	$68,007
Payment transaction revenue	11,118	9,835	28,442	24,455
Higher education institution revenue	9,979	9,050	20,405	19,029
Other revenue	151	247	391	542
Gross revenue	45,589	45,477	111,107	112,033
Less: allowance for customer restitution	-	(8,750)	-	(8,750)
Revenue	45,589	36,727	111,107	103,283
Cost of revenue	21,472	21,102	49,662	48,696
Gross margin	24,117	15,625	61,445	54,587
Operating expenses:
General and administrative	17,736	16,015	36,319	31,726
Product development	2,309	1,770	4,080	3,962
Sales and marketing	4,279	4,705	8,442	9,179
Restructuring charge	240	-	240	-
Total operating expenses	24,564	22,490	49,081	44,867
Income (loss) from operations	(447)	(6,865)	12,364	9,720
Interest income	20	34	40	53
Interest expense	(1,252)	(792)	(2,632)	(1,615)
Other income	1,203	1,681	1,280	1,759
Net income (loss) before income taxes	(476)	(5,942)	11,052	9,917
Income tax expense (benefit)	(479)	(2,171)	4,189	3,978
Net income (loss)	$3	$(3,771)	$6,863	$5,939
Net income (loss) available to common stockholders:
Basic	$3	$(3,771)	$6,863	$5,939
Diluted	$3	$(3,771)	$6,863	$5,939
Weighted average shares outstanding:
Basic	47,671,734	47,198,922	47,514,662	47,141,355
Diluted	47,951,435	47,198,922	47,887,604	48,189,411

Net income (loss) available to common stockholders per common share:
Basic	$0.00	$(0.08)	$0.14	$0.13
Diluted	$0.00	$(0.08)	$0.14	$0.12

Higher One Holdings, Inc.

Condensed Consolidated Operating Segment Statements of Operations

(In thousands of dollars, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenue
Disbursements	$25,525	$18,736	$64,736	$61,881
Payments	15,835	14,504	38,132	34,566
Data Analytics	4,229	3,487	8,239	6,836
Total revenues	45,589	36,727	111,107	103,283

Cost of revenue
Disbursements	13,374	13,527	30,102	30,059
Payments	7,609	7,169	18,628	17,791
Data Analytics	489	406	932	846
Total cost of revenue	21,472	21,102	49,662	48,696

Gross margin
Disbursements	12,151	5,209	34,634	31,822
Payments	8,226	7,335	19,504	16,775
Data Analytics	3,740	3,081	7,307	5,990
Total gross margin	24,117	15,625	61,445	54,587

Operating expenses
Disbursements	13,600	12,308	27,178	24,290
Payments	7,777	7,583	15,808	15,473
Data Analytics	3,187	2,599	6,095	5,104
Total operating expenses	24,564	22,490	49,081	44,867

Income from operations
Disbursements	(1,449)	(7,099)	7,456	7,532
Payments	449	(248)	3,696	1,302
Data Analytics	553	482	1,212	886
Total income (loss) from operations	(447)	(6,865)	12,364	9,720
Interest income	20	34	40	53
Interest expense	(1,252)	(792)	(2,632)	(1,615)
Other income	1,203	1,681	1,280	1,759
Net income (loss) before income taxes	$(476)	$(5,942)	$11,052	$9,917

Higher One Holdings, Inc.

Condensed Consolidated Balance Sheets

 (In thousands of dollars, except share and per share amounts)

	June 30, 2015	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$16,760	$40,022
Investments in marketable securities	250	249
Accounts receivable	16,881	8,929
Income receivable	6,409	9,053
Deferred tax assets	3,757	3,719
Prepaid expenses and other current assets	5,311	7,805
Total current assets	49,368	69,777
Deferred costs	6,910	4,187
Fixed assets, net	44,040	46,768
Intangible assets, net	53,272	56,255
Goodwill	67,403	67,403
Loan receivable related to New Markets Tax Credit financing	7,633	7,633
Other assets	3,176	2,523
Restricted cash	2,725	2,725
Total assets	$234,527	$257,271

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,448	$3,339
Accrued expenses	24,962	25,872
Deferred revenue	30,503	25,174
Total current liabilities	57,913	54,385
Deferred revenue and other non-current liabilities	4,238	4,019
Loan payable and deferred contribution related to New Markets Tax Credit financing	8,716	8,871
Debt	59,000	94,000
Deferred tax liabilities	2,839	3,814
Total liabilities	132,706	165,089
Commitments and contingencies
Stockholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 59,887,737 shares issued and 47,974,711 shares outstanding at June 30, 2015; 59,570,839 shares issued and 47,657,813 shares outstanding at December 31, 2014	60	60
Additional paid-in capital	188,364	185,588
Treasury stock, 11,913,026 shares at June 30, 2015 and December 31, 2014	(137,899)	(137,899)
Retained earnings	51,296	44,433
Total stockholders’ equity	101,821	92,182
Total liabilities and stockholders’ equity	$234,527	$257,271

Higher One Holdings, Inc.

Condensed Consolidated Statements of Cash Flows

 (In thousands of dollars)

(unaudited)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities
Net income	$6,863	$5,939
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,866	8,887
Amortization of deferred finance costs	1,158	245
Stock-based compensation	3,517	2,348
Deferred income taxes	(2,110)	5,259
Income tax benefit related to exercise of stock options	(118)	(17)
Other income	(155)	(155)
Loss on disposal of fixed assets	29	84
Changes in operating assets and liabilities:
Accounts receivable	(7,952)	(5,226)
Income receivable	2,644	(697)
Deferred costs	(277)	(1,807)
Prepaid expenses and other current assets	2,494	(5,111)
Other assets	(653)	(86)
Accounts payable	(891)	(1,132)
Accrued expenses	(930)	(5,375)
Deferred revenue	5,175	5,067
Net cash provided by operating activities	19,660	8,223
Cash flows from investing activities
Purchases of fixed assets	(1,369)	(2,334)
Additions to internal use software	(2,541)	(2,754)
Amounts received from restricted cash	-	25
Proceeds from development related subsidies	-	3,468
Net cash used in investing activities	(3,910)	(1,595)
Cash flows from financing activities
Proceeds from line of credit	-	15,000
Repayments of line of credit	(35,000)	(10,000)
Payment of deferred financing costs	(4,467)	-
Tax benefit related to exercise of stock options	118	17
Proceeds from exercise of stock options	337	146
Net cash (used in) provided by financing activities	(39,012)	5,163
Net change in cash and cash equivalents	(23,262)	11,791
Cash and cash equivalents at beginning of period	40,022	6,268
Cash and cash equivalents at end of period	$16,760	$18,059

Higher One Holdings, Inc.

Unaudited Supplemental Operating Data

(In thousands)

	Three Months Ended
	June 30,	September 30,	December 31,	March 31,	June 30,
	2014	2014	2014	2015	2015

Refund Management SSE (1)	5,119	5,018	5,078	5,096	5,026
change from prior year period	7%	6%	2%	0%	-2%

Ending OneAccounts (2)	2,088	2,190	2,135	2,179	2,007
change from prior year period	-4%	0%	-3%	-5%	-4%

(1)

Refund Management SSE is defined as the number of students enrolled at institutions that have signed contracts to use the Refund Management disbursement service by the end of a given period as of the date the contract is signed (using the most up-to-date Integrated Postsecondary Education Data System data at that point in time). Refund Management SSE for all periods other than June 30, 2014 reflects Fall 2013 provisional enrollment data from IPEDS. The effect of updating Refund Management SSE as of September 30, 2014 resulted in a decrease of approximately 112,000 SSE from the enrollment figures prior to that point in time.

(2)	Ending OneAccounts is defined as the number of accounts with a non-zero balance at the end of a given period.

Higher One Holdings, Inc.

Unaudited Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(unaudited)

Net income (loss)	$3	$(3,771)	$6,863	$5,939
Interest income	(20)	(34)	(40)	(53)
Interest expense	1,252	792	2,632	1,615
Income tax expense	(479)	(2,171)	4,189	3,978
Depreciation and amortization	5,696	4,432	10,866	8,887
EBITDA	6,452	(752)	24,510	20,366
Restructuring charge	240	-	240	-
Stock-based compensation expense	1,319	790	3,517	2,348
Allowance for customer restitution	-	8,750	-	8,750
Campus Solutions settlement received	-	(1,604)	-	(1,604)
Adjusted EBITDA	$8,011	$7,184	$28,267	$29,860

Unaudited Reconciliation of GAAP Net Income and Diluted EPS to Non-GAAP Adjusted Net Income and Adjusted Diluted EPS

(In thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
	(unaudited)
Net income (loss)	$3	$(3,771)	$6,863	$5,939

Restructuring charge	240	-	240	-
Release of state tax valuation allowance	(285)	-	(285)	-
Allowance for customer restitution	-	8,750	-	8,750
Campus Solutions settlement received	-	(1,604)	-	(1,604)
Stock-based compensation expense - incentive stock option grants	196	292	493	717
Stock-based compensation expense - non-qualified stock option grants	1,123	498	3,024	1,631
Amortization of acquisition related intangible assets	1,820	1,931	3,639	4,066
Amortization of deferred finance costs	499	122	1,158	245
Total pre-tax adjustments	3,593	9,989	8,269	13,805
Tax rate	38.5%	38.5%	38.5%	38.5%
Less: tax adjustment	1,418	3,733	3,103	5,039
Adjusted net income	$2,178	$2,485	$12,029	$14,705

GAAP diluted weighted average shares outstanding	47,951,435	47,198,922	47,887,604	48,189,411
Non-GAAP diluted weighted average shares outstanding	47,951,435	47,955,706	47,887,604	48,189,411
GAAP net income per share (diluted)	$0.00	$(0.08)	$0.14	$0.12
Non-GAAP adjusted net income per share (diluted)	$0.05	$0.05	$0.25	$0.31